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                                                                    EXHIBIT 10.1

                              POST PROPERTIES, INC.

                            2003 INCENTIVE STOCK PLAN

                             STOCK GRANT CERTIFICATE

This Stock Grant Certificate evidences the grant by Post Properties, Inc., a Georgia corporation ("Post"), in accordance with the Post Properties, Inc. 2003 Incentive Stock Plan ("Plan"), of 7,672 shares of restricted Stock (the "Stock Grant") to ROBERT C. GODDARD, III ("Director"). This Stock Grant is granted effective as of JULY 17, 2003, which shall be referred to as the "Grant Date."

                                     POST PROPERTIES, INC.

                                     By: /s/ David P. Stockert
                                         ----------------------------
                                         David P. Stockert
                                         Chief Executive Officer & President

                              TERMS AND CONDITIONS

         SECTION 1. PLAN AND STOCK GRANT CERTIFICATE. This Stock Grant is subject to all of the terms and conditions set forth in this Stock Grant Certificate and in the Plan, and if a determination is made that any term or condition set forth in this Stock Grant Certificate is inconsistent with the Plan, the Plan shall control. All of the capitalized terms not otherwise defined in this Stock Grant Certificate shall have the same meaning in this Stock Grant Certificate as in the Plan. A copy of the Plan will be available to Director upon written request to the corporate Secretary of Post.

         SECTION 2. STOCKHOLDER STATUS. Director shall have an immediate right to receive cash dividends on all of the shares of Stock subject to the Stock Grant while the shares remain subject to forfeiture under Section 3 and in addition shall have the right to vote such shares. If Director forfeits shares under Section 3, Director shall at the same time forfeit Director's right to vote the shares and to receive cash dividends paid with respect to the shares. Any Stock dividends or other distributions of property made with respect to shares that remain subject to forfeiture under Section 3 shall be held by Post, and Director's rights to receive such dividends or other property shall vest under Section 3 at the same time as the shares with respect to which the dividends or other property are attributable. Except for the right to receive cash dividends and vote described in this Section 2, Director shall have no rights as a Stockholder with respect to any shares of Stock subject to the Stock Grant under this Stock Grant Certificate until such shares have vested under
Section 3.

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         SECTION 3. FORFEITURE AND VESTING.

                  (a) General Rule. Subject to Section 3(b), Director shall vest in the Stock Grant as follows:

                           (1) the first one-fifth of the shares of Stock subject to this Stock Grant (rounding down to the nearest whole number) shall vest only if he remains a member of the Board through the first anniversary of the Grant Date,

                           (2) the second one-fifth of the shares of Stock subject to this Stock Grant (rounding down to the nearest whole number) shall vest only if he remains a member of the Board through the second anniversary of the Grant Date,

                           (3) the third one-fifth of the shares of Stock subject to this Stock Grant (rounding down to the nearest whole number) shall vest only if he remains a member of the Board through the third anniversary of the Grant Date,

                           (4) the fourth one-fifth of the shares of Stock subject to this Stock Grant (rounding down to the nearest whole number) shall vest only if he remains a member of the Board through the fourth anniversary of the Grant Date, and

                           (5) the balance of the shares of Stock subject to this Stock Grant shall vest only if he remains a member of the Board through the fifth anniversary of the Grant Date.

                  (b)      Acceleration of Vesting.

                           (1) Before A Change in Control. If Director's status as a member of the Board terminates before the Effective Date of a Change in Control as a result of

                                    (a)      his failure to be nominated for
                                             election as a member of the Board
                                             after affirmatively and in good
                                             faith seeking such nomination,

                                    (b)      his failure to be elected a member
                                             of the Board after affirmatively
                                             and in good faith seeking such
                                             election, or

                                    (c)      his resignation following his
                                             failure to be elected as Chairman
                                             of the Board after affirmatively
                                             and in good faith seeking such
                                             election,

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                                    then the date his status as a member of the
                                    Board terminates shall be treated as the fifth anniversary of the Grant Date, and this Stock Grant shall immediately be vested in full.

                           (2) After A Change in Control. If Director's status as a member of the Board terminates on or after the Effective Date of a Change in Control as a result of

                                    (a)      his failure to be nominated for
                                             election as a member of the Board
                                             at his first opportunity to be so
                                             nominated following such Change in
                                             Control,

                                    (b)      his failure to be elected a member
                                             of the Board at his first
                                             opportunity to be so elected
                                             following such Change in Control,
                                             or

                                    (c)      his resignation following his
                                             failure to be elected as Chairman
                                             of the Board at his first
                                             opportunity to be so elected
                                             following such Change in Control,

                                    then the date his status as a member of the Board terminates shall be treated as the fifth anniversary of the Grant Date, and this Stock Grant shall immediately be vested in full.

                           (3) Disability or Death. If Director's status as a member of the Board terminates as a result of his Disability (as defined in Section 3(c)) or death, then the date his status as a Director so terminates shall be treated as the fifth anniversary of the Grant Date, and this Stock Grant shall immediately be vested in full.

                           (4) Vesting Date. If Director reaches his Vesting Date and there is no interruption in his status as a member of the Board between the Grant Date and his Vesting Date, then the date he reaches his Vesting Date shall be treated as the fifth anniversary of the Grant Date, and this Stock Grant shall immediately be vested in full.

                           (5) Other. If Director's status as a member of the Board terminates for any reason other than a reason described in Sections 3(b)(1) through 3(b)(3), then Director shall forfeit the unvested shares.

                  (c)      Definitions.

                           (1) Change in Control. The term "Change in Control" for purposes of this Stock Grant Certificate shall mean:

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                                    (a)      a "change in control" of Post of a
                                             nature that would be required to be
                                             reported in response to Item 6(e)
                                             of Schedule 14A for a proxy
                                             statement filed under Section 14(a)
                                             of the Exchange Act as in effect on
                                             the Grant Date.

                                    (b)      a "person" (as that term is used in
                                             14(d)(2) of the Exchange Act)
                                             becomes the beneficial owner (as
                                             defined in Rule 13d-3 under the
                                             Exchange Act) directly or
                                             indirectly of securities
                                             representing 45% or more of the
                                             combined voting power for election
                                             of directors of the then
                                             outstanding securities of Post;

                                    (c)      the individuals who at the
                                             beginning of any period of two
                                             consecutive years or less (starting
                                             on or after the Grant Date)
                                             constitute the Board cease for any
                                             reason during such period to
                                             constitute at least a majority of
                                             the Board, unless the election or
                                             nomination for election of each new
                                             member of the Board was approved by
                                             vote of at least two-thirds of the
                                             members of such Board then still in
                                             office who were members of such
                                             Board at the beginning of such
                                             period;

                                    (d)      the shareholders of Post approve
                                             any reorganization, merger,
                                             consolidation or share exchange as
                                             a result of which the stock of Post
                                             shall be changed, converted or
                                             exchanged into or for securities of
                                             another organization (other than a
                                             merger with a Post Affiliate or a
                                             wholly-owned subsidiary of Post) or
                                             any dissolution or liquidation of
                                             Post or any sale or the disposition
                                             of 50% or more of the assets or
                                             business of Post; or

                                    (e)      the shareholders of Post approve
                                             any reorganization, merger,
                                             consolidation or share exchange
                                             with another corporation unless (i)
                                             the persons who were the beneficial
                                             owners of the outstanding shares of
                                             the stock of Post immediately
                                             before the consummation of such
                                             transaction beneficially own more
                                             than 60% of the outstanding shares
                                             of the stock of the successor or
                                             survivor corporation in such
                                             transaction immediately following
                                             the consummation of such
                                             transaction and (ii) the number of
                                             shares of the stock of such
                                             successor or survivor corporation
                                             beneficially owned by the persons
                                             described in Section 3(c)(1)(e)(i))
                                             immediately following the
                                             consummation of such transaction is
                                             beneficially owned by each such
                                             person in substantially the same
                                             proportion that each such person
                                             had beneficially owned shares of
                                             Post stock immediately before the
                                             consummation of such transaction,
                                             provided (iii) the

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                                    percentage described in Section
                                    3(c)(1)(e)(i) of the beneficially owned
                                    shares of the successor or survivor
                                    corporation and the number described in
                                    Section 3(c)(1)(e)(ii) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of stock of Post by the persons described in Section 3(c)(1)(e)(i) immediately before the consummation of such transaction.

                  (2) Disability. Director's service as a member of the Board shall be treated as terminating by reason of a "Disability" if the Committee determines that his service terminated because he no longer was able to perform the essential functions of his position as a result of a physical or mental illness with or without a reasonable accommodation by Post with respect to such illness.

                  (3) Effective Date. The term "Effective Date" for purposes of this Stock Grant Certificate shall mean either the date which includes the "closing" of the transaction which makes a Change in Control effective if the Change in Control is made effective through a transaction which has a "closing" or the date a Change in Control is reported in accordance with applicable law as effective to the Securities and Exchange Commission if the Change in Control is made effective other than through a transaction which has a "closing".

                  (4) Exchange Act. The term "Exchange Act" for purposes of this Stock Grant Certificate shall mean the Securities Exchange Act of 1934, as amended.

                  (5) Gross Up Payment. The term "Gross Up Payment" for purposes of this Stock Grant Certificate means a payment to or on behalf of Director which shall be sufficient to pay (a) any excise tax described in
                           Section 9 in full, (b) any federal, state and local income tax and social security and other employment tax on the payment made to pay such excise tax as well as any additional taxes on such payment and (c) any interest or penalties assessed by the Internal Revenue Service on Director which are related to the payment of such excise tax unless such interest or penalties are attributable to Director's willful misconduct or gross negligence.

                  (6) Vesting Date. The term "Vesting Date" for purposes of this Stock Grant Certificate means the date Director reaches age 65 or, if earlier, the date he reaches at least age 55 and his age (in full

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                           years) plus his full years of continuous service as a
                           member of the Board equals 65.

         SECTION 4. STOCK CERTIFICATES. Post shall issue a Stock certificate for the shares of Stock subject to the Stock Grant in the name of Director upon Director's execution of the irrevocable Stock power in favor of Post attached hereto as Exhibit A. The Secretary of Post shall hold the Stock certificate representing such shares and any distributions made with respect to such shares (other than cash dividends) until such time as the shares have vested or have been forfeited. As soon as practicable after each vesting date, Post shall issue to Director a Stock certificate reflecting the shares that have vested and become nonforfeitable on such date (together with any distributions made with respect to the shares that have been held by Post). If shares are forfeited, the shares (together with any distributions made with respect to the shares that have been held by Post) automatically shall revert back to Post.

         SECTION 5. NONTRANSFERABLE. No rights granted under this Stock Grant Certificate shall be transferable by Director other than by will or the laws of descent and distribution. The person or persons, if any, to whom the Stock Grant is transferred by will or by the laws of descent and distribution shall be treated after Director's death the same as Director under this Stock Grant Certificate.

         SECTION 6. WITHHOLDING. Director's signing of this Stock Grant Certificate shall constitute Director's consent and agreement for any tax withholding required as a result of the transfer of the shares of Stock subject to the Stock Grant to Director or any dividends or other payments made with respect to the shares of Stock subject to the Stock Grant to be withheld from his or her regular cash compensation, from the shares of Stock subject to the Stock Grant or pursuant to such other means as Post deems reasonable and appropriate under the circumstances.

         SECTION 7. OTHER LAWS. Post shall have the right to refuse to transfer shares of Stock subject to the Stock Grant to Director if Post acting in its absolute discretion determines that the transfer of such shares might violate any applicable law or regulation.

         SECTION 8. NO RIGHT TO CONTINUE SERVICE. Neither the Plan, this Stock Grant Certificate, nor any related material shall give Director the right to be nominated or elected as a member of the Board or as the Chairman of the Board.

         SECTION 9. TAX PROTECTION. If Post or Post's independent accountants (which shall consider such issue upon the reasonable request of Director) determine that any acceleration of the vesting of this Stock Grant and any other benefits called for under this Stock Grant Certificate together with any other payments and benefits made available to Director by Post or a Post Affiliate will result in Director being subject to an excise tax under Section. 4999 of the Code or if such an excise tax is assessed against Director as a result of any such payments and other benefits, Post shall make a Gross Up Payment to or on behalf of Director as and when any such determination or assessment is made, provided Director takes such action (other than waiving Director's right to any payments or benefits in excess of the payments or benefits which Director has expressly agreed to waive under this Section 9) as Post reasonably requests under the circumstances to mitigate or challenge such tax; provided, however, if Post or Post's independent accountants make such a determination and, further, determine that Director will not be subject

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to any such excise tax if Director waives Director's right to receive a part of such payments or benefits and such part does not exceed $25,000, Director shall irrevocably waive Director's right to receive such part if an independent accountant or lawyer retained by Director and paid by Post agrees with the determination made by Post or Post's independent accountants with respect to the effect of such reduction in payments or benefits. Any determinations under this
Section 9 shall be made in accordance with Section. 280G of the Code and any applicable related regulations (whether proposed, temporary or final) and any related Internal Revenue Service rulings and any related case law and, if Post reasonably requests that Director take action to mitigate or challenge, or to mitigate and challenge, any such tax or assessment (other than waiving Director's right to any payments or benefits in excess of the payments or benefits which Director has expressly agreed to waive under this Section 9) and Director complies with such request, Post shall provide Director with such information and such expert advice and assistance from Post's independent accountants, lawyers and other advisors as Director may reasonably request and shall pay for all expenses incurred in effecting such compliance and any related fines, penalties, interest and other assessments.

         SECTION 10. GOVERNING LAW. The Plan and this Stock Grant Certificate shall be governed by the laws of the State of Georgia.

         SECTION 11. BINDING EFFECT. This Stock Grant Certificate shall be binding upon Post and Director and their respective heirs, executors, administrators and successors.

         SECTION 12. HEADINGS AND SECTIONS. The headings contained in this Stock Grant Certificate are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stock Grant Certificate. All references to sections in this Stock Grant Certificate shall be to sections of this Stock Grant Certificate unless otherwise expressly stated as part of such reference.

                                 I, ROBERT C. GODDARD, III, HEREBY ACCEPT AND
                                 AGREE TO THE TERMS AND CONDITIONS SET FORTH
                                 IN THIS  STOCK GRANT CERTIFICATE.

                                 By: /s/ Robert C. Goddard, III
                                     --------------------------

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                                    EXHIBIT A

                             IRREVOCABLE STOCK POWER

         FOR VALUE RECEIVED, pursuant to that certain Stock Grant Certificate, dated July 17, 2003 (the "Stock Grant Certificate"), issued to the undersigned in respect of a grant of shares of restricted Stock (the "Stock Grant") of Post Properties, Inc. ("Post"), the undersigned hereby agrees, upon the occurrence of any forfeiture event described in the Stock Grant Certificate, to sell, assign and transfer to Post any unvested shares of Stock subject to the Stock Grant, and does hereby irrevocably constitute and appoint Post to transfer said shares on the books of Post, with full power of substitution in the premises.

DATED: As of September 30, 2003

/s/ Robert C. Goddard, III
--------------------------
Robert C. Goddard, III

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